Investment Portfolio	as of September 30, 2021 (Unaudited)
DWS Communications Fund
	Shares	Value ($)

Common Stocks 93.1%
Communications Equipment 0.5%
Telefonaktiebolaget LM Ericsson (ADR)	53,776	602,291
Diversified Consumer Services 0.6%
Chegg, Inc.*	11,030	750,261
Diversified Telecommunication Services 7.8%
Bandwidth, Inc. “A”*	6,983	630,425
Deutsche Telekom AG (Registered)	48,021	964,331
Frontier Communications Parent, Inc.* (a)	34,226	953,879
Hellenic Telecommunications Organization SA	32,912	617,567
Liberty Global plc “A”*	37,234	1,109,573
Orange SA	84,039	908,860
Verizon Communications, Inc.	78,253	4,226,445
		9,411,080
Entertainment 22.4%
Activision Blizzard, Inc.	26,637	2,061,437
IMAX Corp.*	53,127	1,008,350
Live Nation Entertainment, Inc.*	11,221	1,022,570
Netflix, Inc.*	12,647	7,718,970
ROBLOX Corp. “A”*	6,696	505,883
Sea Ltd. (ADR)*	3,096	986,788
Spotify Technology SA*	6,678	1,504,821
Take-Two Interactive Software, Inc.*	11,054	1,703,090
Tencent Music Entertainment Group (ADR)*	27,783	201,427
Walt Disney Co.*	49,322	8,343,803
Warner Music Group Corp. “A”	24,787	1,059,396
Zynga, Inc. “A”*	106,561	802,404
		26,918,939
Equity Real Estate Investment Trusts (REITs) 1.9%
American Tower Corp.	3,132	831,264
Crown Castle International Corp.	8,446	1,463,861
		2,295,125
Hotels, Restaurants & Leisure 0.5%
DraftKings, Inc. “A”* (a)	11,453	551,576
Interactive Media & Services 39.5%
Alphabet, Inc. “A”*	3,684	9,849,247
Alphabet, Inc. “C”*	4,341	11,570,111
Facebook, Inc. “A”*	57,451	19,498,295
Genius Sports Ltd.*	19,195	358,179
Match Group, Inc.*	17,426	2,735,708
Snap, Inc. “A”*	47,355	3,498,114
		47,509,654

IT Services 1.2%
Akamai Technologies, Inc.*	6,321	661,114
GDS Holdings Ltd. (ADR)* (a)	14,612	827,185
		1,488,299
Media 12.1%
Cable One, Inc.	588	1,066,120
Charter Communications, Inc. “A”*	6,258	4,553,070
Comcast Corp. “A”	74,322	4,156,829
Liberty Media Corp. “A”*	18,768	885,287
New York Times Co. “A”	29,648	1,460,757
Nordic Entertainment Group AB “B”*	27,011	1,458,713
PubMatic, Inc. “A”* (a)	9,642	254,067
Sirius XM Holdings, Inc. (a)	109,606	668,597
		14,503,440
Professional Services 0.7%
RELX PLC	29,135	839,762
Software 0.6%
Dolby Laboratories, Inc. “A”	8,515	749,320
Wireless Telecommunication Services 5.3%
KDDI Corp.	64,600	2,131,613
T-Mobile U.S., Inc.*	28,748	3,672,844
Vodafone Group PLC	353,194	537,048
		6,341,505
Total Common Stocks (Cost $72,339,686)		111,961,252
	Principal Amount ($)	Value ($)

Convertible Bonds 2.0%
Diversified Consumer Services 0.7%
Chegg, Inc., Zero Coupon, 9/1/2026	841,000	828,805
Media 0.5%
Dish Network Corp., 144A, Zero Coupon, 12/15/2025	498,000	595,110
Software 0.8%
RingCentral, Inc., Zero Coupon, 3/1/2025	440,000	433,675
Zynga, Inc., 144A, Zero Coupon, 12/15/2026	561,000	541,716
		975,391
Total Convertible Bonds (Cost $2,533,970)		2,399,306
	Shares	Value ($)

Securities Lending Collateral 2.5%
DWS Government & Agency Securities Portfolio "DWS Government Cash Institutional Shares", 0.01% (b) (c) (Cost $3,013,162)	3,013,162	3,013,162

Cash Equivalents 0.8%
DWS Central Cash Management Government Fund, 0.03% (b) (Cost $992,336)	992,336	992,336

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $78,879,154)	98.4	118,366,056
Other Assets and Liabilities, Net	1.6	1,968,287
Net Assets	100.0	120,334,343
For information on the Fund's policies regarding the valuation of investments and other significant accounting policies, please refer to the Fund's most recent semi-annual or annual financial statements.
A summary of the Fund’s transactions with affiliated investments during the period ended September 30, 2021 are as follows:
Value ($) at 12/31/2020	Purchases Cost ($)	Sales Proceeds ($)	Net Realized Gain/ (Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Income ($)	Capital Gain Distributions ($)	Number of Shares at 9/30/2021	Value ($) at 9/30/2021
Securities Lending Collateral 2.5%
DWS Government & Agency Securities Portfolio "DWS Government Cash Institutional Shares", 0.01% (b) (c)
2,855,569	157,593 (d)	—	—	—	12,929	—	3,013,162	3,013,162
Cash Equivalents 0.8%
DWS Central Cash Management Government Fund, 0.03% (b)
2,396,597	14,427,259	15,831,520	—	—	247	—	992,336	992,336
5,252,166	14,584,852	15,831,520	—	—	13,176	—	4,005,498	4,005,498
*	Non-income producing security.
(a)	All or a portion of these securities were on loan. In addition, "Other Assets and Liabilities, Net" may include pending sales that are also on loan. The value of securities loaned at September 30, 2021 amounted to $2,945,674, which is 2.4% of net assets.
(b)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.
(c)	Represents cash collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.
(d)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested in cash collateral for the period ended September 30, 2021.
144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
ADR: American Depositary Receipt

Fair Value Measurements
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
The following is a summary of the inputs used as of September 30, 2021 in valuing the Fund's investments.
Assets	Level 1	Level 2	Level 3	Total
Common Stocks
Communications Equipment	$602,291	$—	$—	$602,291
Diversified Consumer Services	750,261	—	—	750,261
Diversified Telecommunication Services	6,920,322	2,490,758	—	9,411,080
Entertainment	26,918,939	—	—	26,918,939
Equity Real Estate Investment Trusts (REITs)	2,295,125	—	—	2,295,125
Hotels, Restaurants & Leisure	551,576	—	—	551,576
Interactive Media & Services	47,509,654	—	—	47,509,654
IT Services	1,488,299	—	—	1,488,299
Media	13,044,727	1,458,713	—	14,503,440
Professional Services	—	839,762	—	839,762
Software	749,320	—	—	749,320
Wireless Telecommunication Services	3,672,844	2,668,661	—	6,341,505
Convertible Bonds (a)	—	2,399,306	—	2,399,306
Short-Term Investments (a)	4,005,498	—	—	4,005,498
Total	$108,508,856	$9,857,200	$—	$118,366,056
(a)	See Investment Portfolio for additional detailed categorizations.
OBTAIN AN OPEN-END FUND PROSPECTUS
To obtain a summary prospectus, if available, or prospectus, download one from fundsus.dws.com, talk to your financial representative or call (800) 728-3337. We advise you to carefully consider the product's objectives, risks, charges and expenses before investing. The summary prospectus and prospectus contain this and other important information about the investment product. Please read the prospectus carefully before you invest.
CLOSED-END FUNDS
Closed-end funds, unlike open-end funds, are not continuously offered. There is a one time public offering and once issued, shares of closed-end funds are sold in the open market through a stock exchange. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the fund’s shares is determined by a number of factors, several of which are beyond the control of the fund. Therefore, the fund cannot predict whether its shares will trade at, below or above net asset value.
The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas Inc. and RREEF America L.L.C. which offer advisory services.
NO BANK GUARANTEE | NOT FDIC INSURED | MAY LOSE VALUE
DCF-PH3
R-080548-1 (1/23)